                                                                   EXHIBIT 10.12


                          RELIANT ENERGY, INCORPORATED
                                  SAVINGS PLAN

                (As Amended and Restated Effective April 1, 1999)

                                Fourth Amendment



         The Benefits Committee of Reliant Energy, Incorporated (the "Committee"), having reserved the right under Section 10.3 of the Reliant Energy, Incorporated Savings Plan, as amended and restated effective April 1, 1999, and as thereafter amended (the "Plan"), to amend the Plan, does hereby amend the Plan, in accordance with the January 9, 2002 and May 1, 2002 resolutions of the Board of Directors of the Company, effective as of the dates specified herein, as follows:

         1. Effective as of May 6, 2002, Article I of the Plan is hereby amended to add the following new definition of "Reliant Energy Common Stock Fund" as
Section 1.56, and all subsequent definitions are hereby redesignated and all affected references are hereby amended accordingly:

                  "1.56 RELIANT ENERGY COMMON STOCK FUND: An Investment Fund that is invested and reinvested primarily in Common Stock and constitutes an employee stock ownership plan, within the meaning of
         Section 4975(e) of the Code, with such fund a part of, and included within, the ESOP Fund and ESOP Account."

         2. Effective as of July 1, 2002, the fourth sentence in the first paragraph of Section 4.2 of the Plan is hereby amended to read as follows:

         "Effective as of July 1, 2002, a Participant's Pre-Tax Contributions under this Plan and all other plans, contracts or arrangements of the Employer shall not exceed a maximum dollar limitation provided under Code Section 402(g), as adjusted by the Secretary of the Treasury or his delegate for cost-of-living increases pursuant to Code Section 402(g), except to the extent permitted under this Section 4.2 with respect to Catch-Up Contributions."

         3. Effective as of July 1, 2002, Section 4.2 of the Plan is hereby amended by adding the following new paragraph after the second paragraph thereof:

                  "Notwithstanding the foregoing paragraph, from and after July 1, 2002, all Employees who are eligible to make Pre-Tax Contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code ('Catch-Up Contributions') in the form and manner prescribed by the Committee. Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such Catch-Up Contributions."

         4. Effective as of May 6, 2002, Section 5.3(b) of the Plan is hereby amended to read as follows:

                  "(b) ESOP Accounts: Other than with respect to the portion of the ESOP Account attributable to the Reliant Energy Common Stock Fund, the ESOP Account of each Participant who is a Reliant Employee shall have credited to his ESOP Account his allocable portion of (i) the Company Stock investment in the ESOP Fund purchased and paid for by the Trust (other than Financed Stock) or contributed in kind by the Reliant Employer, (ii) forfeitures from the ESOP Fund, (iii) the Company Stock investment in the ESOP Fund released from the Stock Suspense Account and (iv) any cash held in the ESOP Fund. Except as provided below with respect to the Reliant Energy Common Stock Fund, allocations shall be made in the ratio that the sum of each such Participant's Pre-Tax Matched Contribution and After-Tax Matched Contribution for the period bears to the total Pre-Tax Matched Contributions and After-Tax Matched Contributions of all such Participants for the period. The foregoing allocations shall be made as soon as practicable after the close of each payroll period in an amount not to exceed 75% of the total of each such eligible Participant's Pre-Tax Matched Contribution and After-Tax Matched Contribution and, if applicable, after the close of the first quarter following the end of the applicable Plan Year in an amount equal to the discretionary allocation percentage of the total of each such eligible Participant's Pre-Tax Matched Contribution and After-Tax Matched Contribution in accordance with Section 4.1(b). Allocations to the portion of the ESOP Fund that is the Reliant Energy Common Stock Fund shall be made in accordance with Section 5.3(a)(i)."

         5. Effective as of May 6, 2002, clauses (i) and (ii) of subsection (d) of Section 5.3 of the Plan are hereby amended to read as follows:

                           "(i) Earnings of the Investment Fund: The earnings
                  (or loss) of the Investment Fund, including the Reliant Energy Common Stock Fund, since the preceding Valuation Date (including the appreciation or depreciation in value of the assets of the Investment Fund) shall be allocated to the Accounts of Participants (other than a terminated Participant's Accounts which have become current obligations of the Investment Fund) in proportion to the balances in such Accounts on the preceding Valuation Date, but after first reducing each such Account balance by any distribution from such Account since the preceding Valuation Date.

                           (ii) Income and Appreciation in Value of Stock
                  Suspense Account and ESOP Accounts, Other Than the Reliant Energy Common Stock Fund, in the Trust Fund: Other than with respect to the Reliant Energy Common Stock Fund, the income of the ESOP Fund shall be allocated in proportion to the balances, as of the preceding Valuation Date, in the Stock Suspense Account and the ESOP Accounts, but after first reducing each such Account balance by any distributions or charges from such Accounts since the preceding Valuation Date. Notwithstanding anything to the contrary in the Plan, if and to the extent that dividends credited to Participants' ESOP Accounts are used to amortize an Exempt Loan pursuant to
                  Section 5.6, an interest in the ESOP Fund with a fair market value not less than the amount of such dividends must be allocated to the Participants' ESOP Accounts (resulting from the release of Financed Stock attributable to such use of dividends to amortize the Exempt Loan) for the year of payment of such dividends to the Plan, and the Company shall make such additional Employer Matching Contributions as are necessary to accomplish such result. Any dividends with respect to Financed Stock that are used to amortize an Exempt Loan shall be used first to repay current principal and then to repay current interest with respect to such loan."

         6. Effective as of July 1, 2002, paragraph (5) of Section 5.5(d) of the Plan is hereby amended to read as follows:

                  "5. Maximum Permissible Amount: Except to the extent permitted under Section 4.2 with respect to Catch-Up Contributions and Code
         Section 414(v), if applicable, for a Limitation Year, the Maximum Permissible Amount with respect to any Participant shall be the lesser of:

                                            A. $40,000, as adjusted by the
                           Secretary of the Treasury or his delegate pursuant to Code Section 415(d); or

                                            B. 100% of the Participant's
                           Compensation for the Limitation Year."


         7. Effective as of May 6, 2002, the first paragraph of Section 6.1 of the Plan is hereby amended to add the following new sentence to the end thereof:

         "The foregoing to the contrary notwithstanding, a Participant who is an active Employee and eligible to participate in the Plan on or after May 6, 2002 shall be 100% and fully vested in the values of his Accounts as of May 6, 2002 (if any) and in all Employer Contributions to his Accounts made on and after May 6, 2002."

         8. Effective as of May 6, 2002, Section 6.5 of the Plan is hereby amended to read as follows:

                  "6.5 In-Service Distributions: A Participant may elect, in such manner and pursuant to such rules and procedures prescribed by the Committee, to have cash dividends paid with respect to shares of Company Stock in the Participant's ESOP Account (1) paid in cash to the Participant or (2) paid to the Participant's ESOP Account and reinvested in Company Stock, in accordance with, and subject to, the requirements of Code Section 404(k), as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001. Participants shall be provided a reasonable opportunity to change their election at least annually.

                  Otherwise, except to the extent that distribution of a Participant's Account is required prior to termination of his employment under Section 6.10 hereof (in the case of a Participant whose required beginning date occurs prior to his termination of employment) or under Section 10.5 hereof relating to termination of the Plan, or at the election of the Participant under Article VII hereof relating to certain withdrawals and loans, no distribution or withdrawal of any benefits under the Plan shall be permitted prior to the Participant's "separation from service, death or disability" within the meaning of Code Section 401(k) and the regulations thereunder other than a distribution authorized under the Plan upon the occurrence of an event described in, and made in accordance with, Code Section 401(k)(10) or any successor provision of the Code."

         9. Effective as of May 6, 2002, Section 8.1 of the Plan is hereby amended to read as follows:

                  "8.1 Investment of Trust Fund: Except as provided in Article VII with respect to Plan loans and as otherwise provided below, the Trustee shall divide the Trust Fund into Investment Funds, as set forth in Attachment A hereto, with such attachment hereby incorporated by reference as a part of the Plan, in accordance with the directions of the Participant and following such rules and procedures prescribed by the Committee. Notwithstanding any provision in this Section 8.1 to the contrary, prior to May 6, 2002, a Participant (a) may not direct the investment of the amounts in his (i) Reliant Employer Matching Account (including amounts contributed to a Participant's 'Employer Matching Account' prior to March 1, 2001 (as such term was defined under the Plan immediately prior to March 1, 2001)), (ii) ESOP Account, or (iii) Prior Plan 1999 Matching Account into any Investment Fund other than the Reliant Energy Common Stock Fund, as described in Attachment A hereto, except as provided in Section 8.2.

                  The Committee from time to time may revise the number and type of Investment Funds provided in Attachment A. Subject to such rules and procedures adopted by the Committee, each Participant shall have the right to direct the Committee or any agent appointed by the Committee to administer the investment of the Trust Fund to instruct the Trustee to invest his (i) Pre-Tax Contributions, (ii) After-Tax Contributions,
         (iii) Employer Contributions, (iv) amounts in his Prior Plan Accounts, and (v) Rollover Account, and the earnings and accretions thereon, in any whole percentages totaling 100% among the Investment Funds.

                  With no restrictions on frequency, each Participant may, by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee and subject to any restrictions or conditions that may be established by the Committee, direct (1) the investment of his future (i) After-Tax Contributions,
         (ii) Pre-Tax Contributions and Employer Contributions, and (2) the transfer of the current values in his (i) After-Tax Contribution Account, (ii) Pre-Tax Contribution Account, (iii) Prior Plan Accounts,
         (iv) Employer Matching Account, (v) Profit Sharing Account, (vi) ESOP Account and/or (vii) Rollover Account among the various Investment Funds in any whole percentages totaling 100%. Any such change in Investment Funds shall be effective as soon as reasonably practicable following receipt of the change of Investment Funds, but in no event shall such change be effective earlier than the close of business on the Valuation Date on which such change is received. If a Participant fails to make a proper designation, then his Account shall be invested as soon as administratively feasible in the Investment Fund or Funds specified by the Committee from time to time in a uniform and nondiscriminatory manner.

                  Except as otherwise expressly provided herein, and subject to
         Section 6.5, interest, dividends and other income and all profits and gains produced by each

         Investment Fund shall be paid in such Investment Fund, and such interest, dividends and other income, and profits or gains without distinction between principal and income, shall be invested and reinvested, but only in property of the class hereinabove specified for the particular Investment Fund. In making payments in respect of Exempt Loans, the Trustee shall utilize income and ESOP Contributions as is specified in Section 5.3 hereof; namely, that income shall be first used to fund principal payments and ESOP Contributions shall be first used to fund interest payments. All purchases of Company Stock shall be made at prices which, in the judgment of the Trustee, do not exceed the fair market value of such Company Stock. Pending such investment or application of cash, the Trustee may retain cash uninvested without liability for interest if it is prudent to do so, or may invest all or any part thereof in Treasury Bills, commercial paper, or like holdings.

                  It is hereby explicitly provided and expressly acknowledged that up to 100% of the assets of the Plan held in the Trust Fund may be invested in Common Stock, as contemplated by the exception provided in
         Section 407(b) of ERISA."

         10. Effective as of May 6, 2002, Section 8.2 of the Plan is hereby amended to read as follows:

                  "8.2 Diversification Election: Each Qualified Participant (as defined herein) may elect, within 90 days after the close of each Plan Year in the initial election period (as defined herein), to direct the investment of up to 25% of the sum of the balances in the Participant's Reliant Employer Matching Account, ESOP Account and Prior Plan 1999 Matching Account (to the extent such portion exceeds the amount to which a prior election to diversify under this Section 8.2(a) applies) into any or all Investment Funds (with the exception of the Reliant Energy Common Stock Fund, as applicable) and such diversification shall be made no later than as required under Code Section 401(a)(28). In the Plan Year after the initial election period, the percentage shall be 50% instead of 25%. A Qualified Participant is any Participant who has completed at least 10 years of participation in the Plan and applicable Prior Plan and who has attained age 55. The initial election period means the five Plan Year period beginning with the first Plan Year on or after January 1, 1992 in which the Participant first became a qualified Participant."

                  IN WITNESS WHEREOF, the Benefits Committee of Reliant Energy, Incorporated has caused these presents to be executed by its duly authorized Chairman in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, effective as of the dates specified above.

                                       BENEFITS COMMITTEE OF
                                       RELIANT ENERGY, INCORPORATED



                                       By: /s/ David M. McClanahan
                                           -------------------------------------
                                           David M. McClanahan, Chairman

ATTEST:


/s/ Lynne Harkel-Rumford
-------------------------------
Lynne Harkel-Rumford, Secretary






                                       7